SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 14 – SUBSEQUENT EVENTS

On May 9, 2025, Safe Pro Group Inc. (the “Company”) closed on a private offering pursuant to certain Securities Purchase Agreements (each, an “Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Investors purchased: (i) 1,050 shares of Series C convertible preferred stock (the “Preferred Stock”) a price of $1,000 per share of Preferred Stock for aggregate gross proceeds of $1.05 million, and (ii) three-year warrants to purchase the number of shares of Company’s common stock (“Common Stock”) equal to the number of Conversion Shares (defined below) underlying the Preferred Stock on the date of issuance at an exercise price of $2.93 per share (the “Warrants”).

SAFE PRO GROUP INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2025 AND 2024
(unaudited)

Series C Convertible Preferred Stock

In connection with the signing of the Agreements, the Company designated 2,000 shares of the Company’s authorized and unissued preferred stock as Series C Preferred Stock and established the rights, preferences and privileges of the Preferred Stock pursuant to the Certificate of Designations of Rights and Preferences of the Series C Preferred Stock (the “Certificate of Designations”), which was filed with the Secretary of State of the State of Delaware, as summarized below:

General. Each share of Preferred Stock has a stated value (the “Stated Value”) of $1,100 per share and, when issued, the Preferred Stock will be fully paid and non-assessable.

Dividends. The holders of Preferred Stock will be entitled to receive dividends on an as-converted basis equal to and at the time as any dividends are paid to the holders of the Common Stock.

Conversion at Option of Holder. Each holder of Preferred Stock may convert all, or any part, of the Stated Value the outstanding Preferred Stock, at any time at such holder’s option, into shares of the Common Stock (which converted shares of Common Stock are referred to as “Conversion Shares” herein) at an initial fixed “Conversion Price” of $2.25, which is subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions.

Company Optional Redemption. At any time, the Company shall have the right to redeem in cash all, or a portion of, the shares of Preferred Stock then outstanding at a price equal to $1,100 per share of Preferred Stock.

Liquidation Preference. Upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, the Preferred Stock shall be entitled to receive in cash out of the assets of the Company, an amount equal to the Stated Value per share of Preferred Stock, before any payments are made or distributed to the holders of the Common Stock.

Change of Control Exchange. Upon a change of control of the Company, each holder may require the Company to exchange the holder’s shares of Series A Preferred Stock for consideration equal to the Change of Control Election Price (as defined in the Certificate of Designations), to be satisfied at the Company’s election in either (x) cash or (y) rights convertible into such securities or other assets to which such holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such holder upon consummation of such corporate event.

Voting Rights. The holders of the Preferred Stock shall have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock.

Warrants

Subject to certain ownership limitations, each of the Warrants is immediately exercisable, will have an exercise price of $2.93 per share, and expire three years from the date of issuance. The Warrants may only be exercised on a cashless basis if there is no registration statement registering, or a prospectus contained therein in not available for, the resale of the shares of common stock underlying the Warrants. The holder of a Warrant is prohibited from exercising of any such warrants to the extent that such exercise would result in the number of shares of common stock beneficially owned by such holder and its affiliates exceeding 4.99% or 9.99% (at the election of the Investor) of the total number of shares of common stock outstanding immediately after giving effect to the exercise.

Pursuant to the Agreement, the Company agreed to use its best efforts to file a registration statement registering the resale of the Common Stock underlying the Preferred Stock and Warrants within thirty calendar days from the closing.

NOTE 17 – SUBSEQUENT EVENTS

On February 27, 2025, the Company’s compensation committee of the board of directors approved the issuance of 150,000 shares of common stock to a newly appointed advisory board director of which 100,000 vest on March 1, 2025 and 50,000 vest on September 1, 2025, and issued to the same director 350,000 options to purchase shares of common stock with the following terms:

●	75,000 options with an exercise price of $5.00 per share and vest on March 1, 2025
●	75,000 options with an exercise price of $6.00 per share and vest on September 1, 2025
●	100,000 options with an exercise price of $7.50 per share and vest on March 1, 2026
●	100,000 options with an exercise price of $10.00 per share and vest on September 1, 2026

On February 28, 2025, the Company’s compensation committee of the board of directors approved the issuance of 400,000 shares of common stock which vest immediately to the Chief Executive Officer for achieving market cap milestones as set forth in his employment agreement.

On February 28, 2025, the Company’s compensation committee of the board of directors approved the issuance of 100,000 shares of common stock which vest immediately to a consultant for services rendered.

On March 11, 2025, the Company’s compensation committee of the board of directors approved the issuance of 50,000 shares of common stock to a newly appointed advisory board director of which 25,000 vest immediately and 25,000 vest on September 11, 2025.

On March 20, 2025, the Company’s compensation committee of the board of directors approved the issuance of 12,500 fully vested restricted shares of common stock to a consultant. In addition, the board of directors granted 12,500 warrants to purchase common stock, at an exercise price of $4.70, a five year term, which vests, on September 21, 2025, contingent upon the continued services of consultant.